Exhibit 10.16.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of May 1, 2014

Between:

QUICKEN LOANS INC., as Seller

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers

and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the first time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA” and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to extend the latest Termination Date, correct a term used in four places in the Original MRA, change the Net Income covenant, change two of its addressees for Notices and provide for deferrals for one Business Day of shipments of more than 300 Purchased Mortgage Loans requested after 2:00 p.m., and they hereby amend the Original MRA as follows.

All capitalized terms used in the Original MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Original MRA amended hereby and are therefore nonsequential.

2.                                           Definitions; Interpretation

The following definition in Section 2(a) (Definitions) of the Original MRA is hereby amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Administrative Agent at least thirty (30) days before such date, (ii) the date of declaration of the Termination Date pursuant to clause (vi) of Section 12(c) and (iii) April 30, 2015.

3.                                      Initiation; Confirmation; Termination

A.                                    The term “Approved Takeout Investor” is substituted for the term “Approved Investor” where it appears in Section 3(f) and in subsection 3(j)(ii).

B.                               The first two sentences of Section 3(b) (Purchase) of the Original MRA are amended to read as follows:

Subject to the terms of the Side Letter and satisfaction of the conditions precedent set forth in this Section 3 and in Section 7, on the requested Purchase Date for each Transaction (or, if requested by Seller, on the Business Day immediately before such requested Purchase Date), Administrative Agent shall transfer to Seller — for a newly Originated Eligible Mortgage Loan, by transferring funds to the designated Settlement Agent, and for other Eligible Mortgage Loans, by transferring funds to the prior lender or repurchase agreement counterparty, or to Seller, as applicable — an amount of Buyers’ funds equal to the Purchase Price for purchase of each Eligible Mortgage Loan that is the subject of such Transaction on that Purchase Date, less any amounts to be netted against such Purchase Price in accordance with the Transaction terms and this Agreement. Such transfer of funds to the Settlement Agent to be used to fund the Mortgage Loan, or to the prior lender or repurchase agreement counterparty, or to Seller, as applicable, and if applicable, such permitted netting of amounts for value, for any Transaction will constitute full payment by Buyers of the Purchase Price for such Mortgage Loan.

10.                               Representations and Warranties

The term “Approved Takeout Investor” is substituted for the term “Approved Investor” where it appears in subsection 10(a)(xvii).

11.                               Seller’s Covenants

A. Subparagraph 11(y)(iv) of the Original MRA is amended to read as follows:

(iv)                              Net Income or (Loss). If as of the last day of any calendar month in a fiscal quarter of Seller, either (x) the Adjusted Tangible Net Worth of Seller and its Subsidiaries, on a consolidated basis, is less than [***] or (y) the Liquidity of Seller and its Subsidiaries, on a consolidated basis, is less than [***], then and in either such case, the net income before taxes of Seller and its consolidated Subsidiaries for such quarter shall equal or exceed [***].

15.                               Notices and Other Communications

The addresses and addressees for notices, statements, demands or other communications to Administrative Agent are changed to the following:

2

If to Administrative Agent:

JPMorgan Chase Bank, N.A.

712 Main Street, 9th Floor North

Houston, Texas 77002

Attention: Aryn De Lisi, Chase Mortgage Warehouse Finance

phone: (713) 216-0223

fax: (713) 216-2818

email: aryn.k.delisi@jpmorgan.com

with copies to:

JPMorgan Chase Bank, N.A.

712 Main Street, 9th Floor North

Houston, Texas 77002

Attention: Bhavesh Patel, Chase Mortgage Warehouse Finance

phone: (713) 216-2873

fax: (713) 216-2818

email: bhavesh.a.patel@jpmorgan.com

JPMorgan Chase Bank, N.A.

712 Main Street, 9th Floor North

Houston, Texas 77002

Attention: Lee Chung, Chase Mortgage Warehouse Finance

phone: (713) 216-1847

fax: (713) 216-2818

email: lee.s.chung@jpmorgan.com

JPMorgan Chase Bank, N.A.

712 Main Street, 9th Floor North

Houston, Texas 77002

Attention: Michael Culbertson, Chase Mortgage Warehouse Finance

phone: (713) 216-5245

fax: (713) 216-2818

email: michael.a.culbertson@chase.com

Veronica J. Chapple

Chase Mortgage Warehouse Finance

3929 W. John Carpenter Fwy

Irving, TX 75063

Phone: 214-492-4400

Fax: 972-870-3606

email: vickie.j.chapple@jpmchase.com

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17.                               Shipment to Approved Takeout Investor; Trust Release Letters

The second sentence of Section 17(a) is amended to read as follows:

Administrative Agent shall use commercially reasonable efforts to send each Mortgage Note and related Mortgage and any other such requested parts of the Loan File on or before the date specified for shipment in the Shipping Instructions in accordance with the cutoff times specified in the “Chase Mortgage Warehouse Finance Customer Reference Guide” provided by Administrative Agent to Seller, or otherwise specified by Administrative Agent to Seller in writing from time to time; provided that if Seller requests later than 2:00 p.m., Houston, Texas time, that Administrative Agent ship more than three hundred (300) Purchased Mortgage Loans on the day of the request, Administrative Agent may elect to ship only three hundred (300) of them that day and the remainder on the next following Business Day.

22.                               Assignment and Participation; Pledges to a Federal Reserve Bank

The term “Approved Takeout Investor” is substituted for the term “Approved Investor” where it appears in Section 22(c).

Exhibits C and J and Schedules I and IV hereto respectively replace Exhibits C and J and Schedules I and IV to the Original MRA, effective as of May 1, 2014.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

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As amended hereby, the Original MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Aryn K. De Lisi
	Name:	Aryn K. De Lisi
	Title:	Underwriter and Senior Vice President

QUICKEN LOANS INC.

By:	/s/ William Emerson
	Name:	William Emerson
	Title:	Chief Executive Officer

Counterpart signature page to First Amendment to Master Repurchase Agreement among

JPMorgan Chase Bank, NA., as a Buyer and as Administrative Agent for the Buyers from time to time party thereto, and Quicken Loans Inc.

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

SELLER:	Quicken Loans Inc.

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

TODAY’S DATE:	/ /

REPORTING PERIOD ENDED:                      month(s) ended              /      /

This certificate is delivered to Administrative Agent under the Master Repurchase Agreement dated as of May 2, 2013 among Seller, Administrative Agent and the Buyers party thereto (as amended, the “Agreement”), all the defined terms of which have the same meanings when used herein.

I hereby certify on behalf of Seller that: (a) I am the duly elected, qualified, and acting [Chief Financial Officer][Chief Executive Officer][President] of Seller; (b) to the best of my knowledge, the financial statements of Seller for, and as of the end of, the period shown above (the “Reporting Period”) and that accompany this certificate were prepared in accordance with GAAP and present fairly in all material respects the financial condition, results of operations, cash flows and changes in shareholders’ equity of Seller and its consolidated Subsidiaries as of the end of, and for, the Reporting Period, all subject, in the case of monthly or quarterly Financial Statements, to normal year-end audit adjustments and a lack of footnotes; (c) a review of the Agreement and of the activities of Seller during the Reporting Period has been made under my supervision with a view to determining Seller’s compliance with the covenants, requirements, terms and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Default or Event of Default, except as disclosed herein (which disclosure specifies the nature and period of existence of each Default or Event of Default, if any, and what action Seller has taken, is taking and proposes to take with respect to each); (d) the calculations described on the pages attached hereto evidence that Seller is in compliance with the related requirements of the Agreement at the end of the Reporting Period (or if Seller is not in compliance, showing the extent of noncompliance and specifying the period of noncompliance and what actions Seller proposes to take with respect thereto) and (e) Seller was, as of the end of the Reporting Period, in compliance with the applicable net worth requirements of, and in good standing with, Fannie Mae, Ginnie Mae, Freddie Mac and HUD.

QUICKEN LOANS INC.

By:
Name:
[Chief Financial Officer][Chief Executive Officer][President]

Exhibit C, Page 1

SELLER: Quicken Loans Inc.

REPORTING PERIOD ENDED:               /        /

All financial calculations set forth herein are as of the end of, or for, the Reporting Period.

I.             ADJUSTED TANGIBLE NET WORTH

Consolidated total assets	$
Minus: Consolidated total liabilities	$
Minus: book value of transactions with, loans to, receivables from and investments in non-consolidated Subsidiaries	$

Minus: assets treated as intangibles under GAAP, including goodwill, R&D costs, trademarks, trade names, copyrights, patents, rights to refund and indemnification and unamortized debt discount and expenses, but excluding Servicing Rights owned

$
Minus: assets that would be deemed unacceptable by HUD	$
Plus: principal balance of Qualified Subordinated Debt	$
ADJUSTED TANGIBLE NET WORTH:	$
REQUIRED MINIMUM (through Termination Date)		[***]
In compliance?	☐ Yes ☐ No

II.            DEBT FOR PURPOSES OF CALCULATING SELLER’S LEVERAGE RATIO

Debt described in clauses (i) — (ix) of “Debt”	$
Minus: loan loss reserves (if included in Debt)	$
Minus: deferred taxes arising from capitalized excess servicing fees (if included in Debt)	$
Minus: operating leases (if included in Debt)	$
Minus: Qualified Subordinated Debt (if included in Debt)	$
Minus: on-balance-sheet loan securitization liabilities (if included in Debt)	$
DEBT:	$

Exhibit C, Page 2

III.          LEVERAGE RATIO: DEBT TO ADJUSTED TANGIBLE NET WORTH

Debt (from II above)	$
Adjusted Tangible Net Worth (from I above)	$
RATIO OF DEBT/ADJUSTED TANGIBLE NET WORTH:	[***]
Maximum permitted	[***]
In compliance?	☐ Yes ☐ No

IV.          LIQUIDITY

Cash (including Cash Deposit balance but excluding other pledged cash and restricted cash)	$
Cash Equivalents	$
LIQUIDITY	$
Amount of Liquidity Required		[***]
In compliance?	☐Yes ☐ No

V.            NET INCOME (tested each quarter)

Net income before taxes or (net loss) for most recently-ended fiscal quarter	$
Was Adjusted Tangible Net Worth at the end of any calendar month in the quarter less than [***]	☐ Yes ☐ No
Was Liquidity at the end of any calendar month in the quarter less than [***]	☐ Yes ☐ No
If “Yes” to either (or both) questions, then minimum net income before taxes for the quarter is:	[***]
In compliance?	☐ Yes ☐ No

VI.          DIVIDENDS

Were any dividends declared or paid when prohibited by Section 11(j)?
In compliance?	☐ Yes ☐ No

Exhibit C, Page 3

VII.         PERMITTED DEBT

Debt incurred in current calendar year:

Counterparty	Amount	Permitted?	Under which clause of Section 11(t)?
☐ Yes ☐ No
☐ Yes ☐ No
☐ Yes ☐ No

☐ If checked, please see the attached Exhibit J, updating, and to replace, Exhibit J (Permitted Debt) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Exhibit J only after contracting for or incurring  other or additional Debt.)

VIII.            PERMITTED GUARANTIES

Debt guaranteed in current calendar year:

Creditor	Amount	Permitted?	Under which clause of Section 11(u)?
☐ Yes ☐ No
☐ Yes ☐ No
☐ Yes ☐ No

☐ If checked, please see the attached Schedule IV, updating, and to replace, Schedule IV (Permitted Guaranties) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Complince certificate to replace, Schedule IV only after guaranteeing  other or additional Debt.)

Exhibit C, Page 4

IX.          PRODUCTION

Volume	Current Month	Year-to-Date
Residential Mortgage Loans Funded	$	$
Commercial Loans Funded *	$	$
TOTAL VOLUME	$	$

* Commercial loans include 5 or more unit multi-family properties and mixed use properties.

Volume	Current Month	Year-to-Date
Banked Loan Production	$	$
Brokered Loan Production	$	$
TOTAL VOLUME	$	$

By Channel/Source	Current Month		Year-to-Date
Retail as % of Total		%		%
TPO Loans as a % of Total		%		%
Correspondent loans as Total* a % of		%		%
TOTAL (Must = 100%)	100%		100%

*Correspondent loans are defined as those that are purchased as closed loans from third parties.

By Category	Current Month		Year-to-Date
Government as % of Total		%		%
Conventional as % of Total		%		%
Jumbo as % of Total		%		%
Alt A as % of Total		%		%
Subprime as % of Total		%		%
Second Mortgages as %		%		%
Other (Describe)%
Total (Must = 100%)	100%		100%

By Finance Type	Current Month		Year-to-Date
Purchase as % of Total		%		%
Refinance as a % of Total		%		%
TOTAL (Must = 100%)%				%

Exhibit C, Page 5

X.            FACILITIES (Please list all Available Warehouse Facilities including off balance sheet facilities)

Institution	Total (committed or uncommitted, please indicate “C” or “U”)	Outstanding
	$	$
	$	$
	$	$
TOTALS	$	$
X. This Master Repurchase Agreement’s Facility Amount		$
Y. Sum of Available Warehouse Facilities		$
Ratio X/Y (stated as a percentage)			%
Maximum ratio of Facility Amount to Available Warehouse Facilities		[***]
In compliance?		☐ Yes ☐ No

☐ If checked, please see the attached Exhibit J, updating, and to replace, Exhibit J (Permitted Debt) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Exhibit J only after contracting for or incurring other additional Debt.)

XI.          REPURCHASES/INDEMNIFICATIONS (R&I)

Repurchases:	Volume in UPB
Open R&I’s Requests	$

XII.        LITIGATION

☐ If checked, please see attached updated Schedule V, updating, and to replace, Schedule V  (Litigation) to the Agreement. (For the avoidance of doubt, Seller is required to update, and to deliver to Administrative Agent with a Compliance Certificate to replace, Schedule V only if Seller has become involved in new or materially changed litigation and such new or materially changed litigation must be disclosed to Administrative Agent pursuant to the terms of the Agreement.)

XIII.       DEFAULTS OR EVENTS OF DEFAULT

Disclose nature and period of existence and action being taken in connection therewith; if none, write “None”:

Exhibit C, Page 6

XIV.       OTHER REPORTS REQUIRED (Please attach if applicable)

a.             Quarterly Mountain View servicing report showing valuation and delinquency.

Exhibit C, Page 7

EXHIBIT J

CERTAIN PERMITTED DEBT

[***]

SCHEDULE I

APPROVED TAKEOUT INVESTORS

[***]

Schedule I, Page 1

SCHEDULE IV

Seller’s Existing Guaranties

[***]

Schedule I, Page 1